1 1 September 3, 2013 Barclays Back-to-School Consumer Conference Exhibit 99.1

2 2 Chairman, President and Chief Executive Officer Murray S. Kessler

Safe Harbor Disclaimer
Safe Harbor Disclaimer
You are cautioned that certain statements made in this presentation are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect”, “intend”, “plan”, “anticipate”, “estimate”, “believe”, “will be”, “will continue”, “will likely result”, and similar expressions.  In addition, any statement that may be provided by management concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by Lorillard, Inc. are also forward-looking statements as defined by the Act.
Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of Lorillard, Inc., and could cause actual results to differ materially from those anticipated or projected.
Information describing factors that could cause actual results to differ materially from those in forward-looking statements is available in Lorillard, Inc.’s various filings with the Securities and Exchange Commission (“SEC”).  These filings are available from the SEC over the Internet or on hard copy, and are, in some cases, available from Lorillard, Inc. as well.
Forward-looking statements speak only as of the time they are made, and Lorillard, Inc. expressly disclaims any obligation or undertaking to update these statements to reflect any change in expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.
This forward-looking statements disclaimer is only a brief summary of Lorillard, Inc.’s statutory forward-looking-statements disclaimer.  You are urged to read that disclaimer, which is included in Lorillard Inc.’s Form 10-K and Form 10-Q filings with the SEC.

Regulation G Compliance
Regulation G Compliance
You are also reminded that during this presentation, certain non-GAAP financial measures, such as
Adjusted Earnings Per Share may be discussed.  These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company.  Please refer to Appendix
A for information that reconciles these measures with the most comparable GAAP measures.

Lorillard is the #3 Tobacco Company in the USA
Lorillard is the #3 Tobacco Company in the USA
With Very Strong Brands
With Very Strong Brands
Source:  Lorillard proprietary retail database (“EXCEL”).  As of full year ended 12/31/2012.
• The #2 U.S. Cigarette Brand - Newport
®
• The #1 U.S. Menthol Brand - Newport
• The #1 U.S. electronic cigarette – blu eCigs
®

In Cigarettes, Lorillard has Gained Market Share
In Cigarettes, Lorillard has Gained Market Share
For Eleven Consecutive Years
For Eleven Consecutive Years
Lorillard Retail Market Share of U.S. Cigarettes
Lorillard Retail Market Share of U.S. Cigarettes
Source:  MSA, Inc.  Excel retail database. Source:  MSA, Inc.  Excel retail database.

Driving a Consistent Track Record of Superior Financial Results
Driving a Consistent Track Record of Superior Financial Results
*  Adjusted results.  See Appendix A for  further discussion of adjustments.  Source:  Company filings.

Allowing The Company to Return Significant Cash to Shareholders
Allowing The Company to Return Significant Cash to Shareholders
+79%
Annualized Dividend Per Share
$713
$2,254
$3,615
$5,925
$7,310
Cumulative Cash Returned
In millions
More than $8 Billion Cash Returned to Investors Since Going Public
Source:  Lorillard filings.  Since Lorillard spin-off completed in June 2008.  Dividend data adjusted to reflect 3-for-1 stock split effected January 15, 2013.

And Ultimately Contributing To Significant Increases In
And Ultimately Contributing To Significant Increases In
Shareholder Value
Shareholder Value
2011 2012
Source: Bloomberg.  As of August 27, 2013 Source: Bloomberg.  As of August 27, 2013
Stock Price
P/E Ratio
Enterprise
Value (B)
12.1
$11.8
$27
P/E Ratio
Enterprise
Value (B)
14.5
$18.1
Stock Price
$43
2013
More than $6 billion of value creation since 12/31/2010

The First Half of 2013 Has Been a Continuation of
The First Half of 2013 Has Been a Continuation of
Lorillard’s Industry-Leading Fundamentals
Lorillard’s Industry-Leading Fundamentals
Lorillard YTD 2013 performance through June 30 versus year ago
*  Adjusted results.  See Appendix A for  further discussion of adjustments.  Source:  Company filings.
Operating
Income*
E.P.S.*
6.4%
9.0%
12.2%
0%
2%
4%
6%
8%
10%
12%
14%
YTD 2013 Change
Net Sales
(ex-FET)

Pursuit of Lorillard’s Strategic Vision Should Allow The
Company to Continue Delivering Superior Results
Protect &
Grow The
Core
“To Responsibly Bring Newport Pleasure To All Adult Smokers”
*  Double-digit shareholder return as measured by EPS growth and the dividend yield.
With a Goal of Consistently Delivering a Double-Digit
Shareholder Return* Over the Long-Term

Build Out
Processes and
Capabilities
Carefully
Pursue
Close-in
Adjacencies

As The Company Uniquely has Numerous Close-In “White Space”
Growth Opportunities it is Pursuing, While Protecting its Core Franchise
2012 U.S. Tobacco Market Segmentation
100%
80%
60%
40%
20%
0%
NFF
Menthol
Discount
MST
0.2%
8.8%
90.5%
15.1 B Packs/Cans
RJR
Altria
Altria
RJR
RJR
Altria
All Others
RJR
Altria
RJR
Altria
Others
RJR
Altria
0.5%
Snus
Source:  MSA, Inc.  Excel retail database.
Non-Full Flavor Non-Menthol
Full-Flavor
Menthol
e-Cigs
Full-Flavor
Non-Menthol

1. Profitably maintain a stable Newport Full-Flavor franchise in the core through a disciplined and focused approach
2. Offset cigarette industry declines through close-in adjacency expansion
–
Geographic expansion of Newport promotions west of the Mississippi River
–
Product expansion into Non-Menthol (Red & Gold)
3. Establish Lorillard as “first and best” with blu eCigs in electronic cigarettes
4. Defend Lorillard’s freedom to operate – hold regulators to science-based decisions
5. Continue to reward shareholders with superior returns
Accordingly, Lorillard’s Strategic Priorities Are as Follows:
Accordingly, Lorillard’s Strategic Priorities Are as Follows:

FF Menthol
Rest of Industry
Stability of Newport Full-Flavor Menthol in the Core is Job #1
Premium Full-Flavor Menthol, Core States
Premium Full-Flavor Menthol, Core States
Newport
Newport
All Other
All Other
Newport
All Other
Newport
All Other
74% 74%
73%
74%
Newport Share of
Premium Full-Flavor
Menthol Core States
5 Year CAGRs
2007 - 2012
-1.2%
-5.0%
Source: MSA, Inc. Excel retail database. Year-to-date 2013 as of August 17, 2013.
0%
20%
40%
60%
80%
100%
2010 2011 2012 2013 YTD

Advertising
Advertising
Achieved Through Strong Brand-Building
Achieved Through Strong Brand-Building
Brand-Building Initiatives
Brand-Building Initiatives
Product
Product
Merchandising
Merchandising
•
Consistent 40-year
campaign
•
Distinctive & recognizable
•
Proven messaging
•
Iconic brand
•
Consumer preferred
•
Unique taste profile
•
32,000 new retail plans
•
New product visibility
•
Best relationships in
industry
61% Net Promoter Score

Percentage of 2013 Menthol Volume Sold at Full Price*
Percentage of 2013 Menthol Volume Sold at Full Price*
* Source:  MSA, Inc.  Excel retail database, year-to-date through 8/17/2013.  Full price is defined as within 50 cents per pack of the most  common retail price of the mainline brand.
And Achieved Without Heavy Use of Discounting
And Achieved Without Heavy Use of Discounting

1. Profitably maintain a stable Newport Full-Flavor franchise in the core through a disciplined and focused approach
2. Offset cigarette industry declines through close-in adjacency expansion
–
Geographic expansion of Newport promotions west of the Mississippi River
–
Product expansion into Non-Menthol (Red & Gold)
3. Establish Lorillard as “first and best” with blu eCigs in electronic cigarettes
4. Defend Lorillard’s freedom to operate – hold regulators to science-based decisions
5. Continue to reward shareholders with superior returns
Lorillard’s Strategic Priorities
Lorillard’s Strategic Priorities

Results from geographic expansion strategy in the non-core
Newport
Total
Lorillard
Source:  MSA, Inc.  Excel retail database.  Pre-period is 2009 change and Post-period is 2012 change.
Geographic Expansion of Promotions and Product Line
Geographic Expansion of Promotions and Product Line
Have Been Successful
Have Been Successful
-4.9%
5.5%
Volume Trends
4.3%
5.0%
Market Share
5.5%
7.3%
Pre Post
-1.1%
18.6%
Pre Post

Source:  MSA, Inc.  Excel retail database.
As Has Lorillard’s Entry into Non-Menthol, First with
As Has Lorillard’s Entry into Non-Menthol, First with
Newport Red
Newport Red
Premium Non-Menthol Full Flavor
Premium Non-Menthol Full Flavor
Units by Brand
Units by Brand
•
0.9% retail market share
•
2.2 billion units in 2012
•
Pricing up more than 35%
since launch

Non-Menthol Gold Represents an Even Bigger Opportunity
Non-Menthol Gold Represents an Even Bigger Opportunity
Sources:  MSA, Inc. Excel Retail Database ;  Newport  80mm Box Gold Non-Menthol Product Test,
January 2011; Newport Non-Menthol Gold Online Packaging Test, August 2011;
•
Recently authorized by FDA
•
Consumer-preferred taste
•
Consumer-preferred packaging
•
Priced in-line with Newport Red
Premium Non-Menthol Non-Full Flavor
Premium Non-Menthol Non-Full Flavor
Units by Brand
Units by Brand

Shipments Expected to Commence on October 4, 2013 21

1. Profitably maintain a stable Newport Full-Flavor franchise in the core through a disciplined and focused approach
2. Offset cigarette industry declines through close-in adjacency expansion
–
Geographic expansion of Newport promotions west of the Mississippi River
–
Product expansion into Non-Menthol (Red & Gold)
3. Establish Lorillard as “first and best” with blu eCigs in electronic cigarettes
4. Defend Lorillard’s freedom to operate – hold regulators to science-based decisions
5. Continue to reward shareholders with superior returns
Lorillard’s Strategic Priorities

•
Category estimated at $1 billion
with 100% annual market growth
•
Awareness = ~100%
•
Trial = 43%
•
Repeat Usage = 26%
•
~1% impact on cigarettes
•
Gives Lorillard a major seat in the
harm reduction debate
Lorillard’s Acquisition of blu eCigs Gives the Company
A Head-Start in an Emerging New Category
Sources: Wells Fargo/Nielsen estimates, research note dated 7/26/2013;
Lorillard  Adult Tobacco User Survey; May 2013 (n=523)

•
National retail roll-out –
110,000+ outlets currently
•
National TV and print
advertising campaign ($40
MM 2013 marketing spend)
•
Product enhancements &
quality controls
•
Increased manufacturing
capacity & inventory
Lorillard Has Been Focused on Being First and Best

Brand-Building is the Top Priority Stephen Dorff Jenny McCarthy 25

Old Pack New Pack
MSRP
$59.99 $34.99
Size
Cigarette pack Slim as a smart phone
Battery
Pack charge indicator Pack & cig charge indicator
Retailer margin
~20% ~30%
Lorillard Believes that Rechargeables are the Key to Long-Term
Profitability and Achieving Margins Comparable to Cigarettes

Source:  MSA, Inc.  Excel retail database for electronic cigarettes, as of  July 31, 2013.  * blu eCigs internal estimates.
~10% Market Share*
~12,000 Retail
Outlets
Quarterly blu eCigs Retail Market Share
40%+ Market Share
~110,000 Retail
Outlets
Through These Efforts, blu eCigs has Emerged as
The #1 e-Cig Company
50%
40%
30%
20%
10%
0%
Q2 2012
Q3 2012 Q4 2012
YTD 2013
44%
34%
15%
*
10%
*
EPS Accretive in Year 1

1. Profitably maintain a stable Newport Full-Flavor franchise in the core through a disciplined and focused approach
2. Offset cigarette industry declines through close-in adjacency expansion
–
Geographic expansion of Newport promotions west of the Mississippi River
–
Product expansion into Non-Menthol (Red & Gold)
3. Establish Lorillard as “first and best” with blu eCigs in electronic cigarettes
4. Defend Lorillard’s freedom to operate – hold regulators to science-based decisions
5. Continue to reward shareholders with superior returns
Lorillard’s Strategic Priorities

•
FDA’s PSE is Fundamentally Flawed
– Lack of transparency in FDA’s selection and weighting of studies
– FDA’s conclusions often based on strained interpretations of data not supported by suitable evidence
– FDA inappropriately uses “association” instead of causation
– FDA appears to ignore the most critical peer review comments
– FDA relies upon unpublished and non-peer reviewed studies
Scientific evidence does not support a finding that
a product standard related to menthol would be
“appropriate for public health”
Lorillard’s Position on Menthol is Based on Science

Lorillard Agrees with Comments from the CTP Director
“As a regulatory agency, we can only go as far as
the  regulatory science will take us.”
“The bottom line is we need more information.”
Mitch Zeller, Director, FDA Center for Tobacco Products
-
New York Times, July 23, 2013

•
60-Day comment period runs through September 23, 2013
•
Lorillard will submit its review of the menthol science
•
There is no deadline or timeline for FDA to determine what
regulatory actions, if any, are appropriate
•
FDA-NIH funded PATH Studies may provide additional information on menthol over the next several years
•
We continue to believe that FDA’s evaluation of menthol in
cigarettes will be a very long process
•
Lorillard is fully prepared to respond to any FDA action on
menthol
FDA’s Menthol Evaluation Going Forward
Lorillard Intends to Hold Regulators to a Science-Based Decision

1. Profitably maintain a stable Newport Full-Flavor franchise in the core through a disciplined and focused approach
2. Offset cigarette industry declines through close-in adjacency expansion
–
Geographic expansion of Newport promotions west of the Mississippi River
–
Product expansion into Non-Menthol (Red & Gold)
3. Establish Lorillard as “first and best” with blu eCigs in electronic cigarettes
4. Defend Lorillard’s freedom to operate – hold regulators to science-based decisions
5. Continue to reward shareholders with superior returns
Lorillard’s Strategic Priorities

Industry
Leading
Fundamentals
Lean
Cost
Structure
Focus on
Returning
Cash to
Shareholders
Consistent Delivery of a Double Digit
Total Shareholder Return* Over the Long-Term
Lorillard Formula for Success is Unchanged
*  Double-digit shareholder return as measured by EPS growth and the dividend yield.

2010 2011 2012
2013-
1H
Leverage 1.0 X 1.3X 1.6 X 1.8 X
Long-Term Debt $1.77 B $2.60 B $3.11 B $3.57 B
Shares Repurchased (millions) 27.0 46.7 14.8 7.7
Dividend Payout 63% 66% 73% nm
Weighted Average Interest Rate on Debt 6.2% 5.7% 5.2% 5.0%
* See Appendix A for further discussion of leverage.
Continually Improving Capital Structure

Consistently Rewarding Shareholders with Superior Returns 35 Source: Bloomberg. From Carolina Group IPO on 1/31/2002 through 8/27/2013.

1. Delivering superior results over the long-term
2. Core cigarette business still has running room
3. e-Cigarettes are a significant growth opportunity
4. Lorillard believes that science does not support
disproportionate regulation of menthol cigarettes
5. As always, the Company is focused on rewarding shareholders
Summary
Summary

Questions
Questions
Murray S. Kessler
Murray S. Kessler
Chairman, President and Chief Executive Officer
Chairman, President and Chief Executive Officer
David H. Taylor
David H. Taylor
Executive Vice President and Chief Financial Officer

Appendix A
Appendix A
Regulation G Reconciliations
Regulation G Reconciliations
Year ended December 31, 2011
Operating
Income Diluted EPS
E-Cigarette Segment
Operating Income
Reported (GAAP) results $1,892 $2.66 N/A
GAAP results include the following:
1) Impact of RAI mark-to-market adjustments on Lorillard’s tobacco settlement expense included in cost of sales
(25) (0.03) N/A
Adjusted (Non-GAAP) results $1,867 $2.63 N/A
Year ended December 31, 2012
Operating
Income Diluted EPS
E-Cigarette Segment
Operating Income
Reported (GAAP) results $1,878 $2.81 $1
GAAP results include the following:
1) Impact of RAI  mark-to-market pension accounting adjustments on
Lorillard’s tobacco settlement expense included in cost of sales
(8) (0.01) -
2) Impact of RJRT adjustments to its 2001-2005 operating income and restructuring charges on Lorillard’s tobacco settlement expense included in cost of sales
7 0.01
3) Expenses incurred in conjunction with the acquisition of blu eCigs
6 0.01 1
Adjusted (Non-GAAP) results $1,883 $2.82 $2
Reconciliation of Reported (GAAP) to Adjusted (Non-GAAP) Results
(Amounts in millions, except per share data)  (Unaudited)

Appendix A (cont.)
Appendix A (cont.)
Regulation G Reconciliations
Regulation G Reconciliations
Reconciliation of Reported (GAAP) to Adjusted (Non-GAAP) Results
(Amounts in millions, except per share data)  (Unaudited)
Six Months Ended June 30, 2013
Operating
Income
Diluted
EPS
E-Cigarette
Segment
Operating
Income
Reported (GAAP) results $1.101 $1.69 $9
GAAP results include the following:
1) Favorable impact of the reduction in Lorillard's MSA
payment s as a result of the settlement to resolve certain
MSA payment disputes approved by the arbitration panel
in March 2013 included as an offset to  tobacco
settlement expense in cost of sales
(154) (0.25) -
1) Estimated costs to comply with or otherwise resolve  the
U.S. Government Case judgment included  in selling,
general and administrative expenses
20 0.03 -
Adjusted (Non-GAAP) results $967 $1.47 $9

Appendix A (cont.)
Appendix A (cont.)
Regulation G Reconciliations
Regulation G Reconciliations
Leverage Ratios
Leverage Ratios
2010 2011 2012 2013 - Q1 2013 - Q2
Adjusted operating income
$1,725 $1,867 $1,883 $1,883 (1) $1,883 (1)
Depreciation and amortization
35 37 39 39 39
Earnings before interest, taxes, depreciation and
amortization (B)
$1,760 $1,904 $1,922 $1,922 $1,922
Long-term debt
$1,769 $2,595 $3,111 $3,101 $3,571
Fair value of interest rate swap
(69) (95) (111) (101) (71)
Long-term debt, net of fair value of interest rate swap (A)
$1,700 $2,500 $3,000 $3,000 $3,500
Leverage (A/B)
1.0 1.3 1.6 1.6 1.8
(1) Estimated based on 2012 Adjusted operating income.

41